UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 11, 2023

BLACK SPADE ACQUISITION CO

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40616	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 2902, 29/F, The Centrium, 60 Wyndham Street, Central, Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 3955 1316

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	BSAQ	The NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BSAQWS	The NYSE American LLC
Units, each consisting of one Class A ordinary share and one-half of one warrant	BSAQU	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On August 14, 2023, Black Spade Acquisition Co (“BSAQ”, “Black Spade” or the “Company”) consummated the previously announced business combination pursuant to the business combination agreement, dated as of May 12, 2023, by and among Black Spade, VinFast Auto Ltd., a Singapore public limited company (formally known as “VinFast Auto Pte. Ltd.,” together, “VinFast”) and Nuevo Tech Limited, a Cayman Islands exempted company and wholly owned subsidiary of VinFast (“Merger Sub”) (the “Original Business Combination Agreement”) as amended by the First Amendment to Business Combination Agreement, dated as of June 14, 2023 (the “First Amendment to Business Combination Agreement” and, together with the Original Business Combination Agreement, the “Business Combination Agreement”). Pursuant to the Business Combination Agreement, Merger Sub merged with and into Black Spade, with Black Spade surviving the merger (the “Merger”). Upon consummation of the Merger and the other transactions contemplated by the Business Combination Agreement (collectively, the “Business Combination”), Black Spade became a wholly owned subsidiary of VinFast, with the securityholders of Black Spade becoming securityholders of VinFast.

Pursuant to the Business Combination Agreement, among other things, (i) the amended and restated constitution of VinFast was adopted and became effective, and (ii) VinFast effected a share consolidation such that each ordinary share in the capital of VinFast, as of immediately prior to the Recapitalization (as defined below) (collectively, the “Pre-Recapitalization VinFast Shares”), was consolidated into a number of shares equal to the Adjustment Factor (as defined below) (the “Recapitalization”). The “Adjustment Factor” was a number resulting from dividing the Per Share VinFast Equity Value by $10.00. The “Per Share VinFast Equity Value” was obtained by dividing (i) the equity value of VinFast (being $23,000,000,000) by (ii) the aggregate number of Pre-Recapitalization VinFast Shares that are issued and outstanding immediately prior to the Recapitalization. Upon the Recapitalization, each ordinary share in the capital of VinFast, as of immediately after the Recapitalization (the “VinFast Ordinary Share”) had a value of $10.00.

Pursuant to the Business Combination Agreement, immediately prior to the effective time of the Merger (the “Effective Time”), each issued and outstanding unit issued in Black Spade’s initial public offering (each, a “Unit”), consisting of (i) one Class A ordinary share of Black Spade, par value $0.0001 per share (“BSAQ Class A Ordinary Share”) and (ii) one-half of one warrant issued in Black Spade’s initial public offering (each, a “Public Warrant”), was automatically separated into one BSAQ Class A Ordinary Share and one-half of one Public Warrant (the “Unit Separation”). No fractional Public Warrants was issued in connection with such Unit Separation such that if a holder of such Units would be entitled to receive a fractional Public Warrant upon the Unit Separation, the number of Public Warrants to be issued to such holder upon such Unit Separation was rounded down to the nearest whole number of Public Warrants and no cash was paid in lieu of such fractional Public Warrants. Pursuant to the Business Combination Agreement, at the Effective Time and as a result of the Merger, (i) each Class B ordinary share of Black Spade, par value $0.0001 per share (“BSAQ Class B Ordinary Share”) that was issued and outstanding immediately prior to the Effective Time was converted into the right to receive one VinFast Ordinary Share; (ii) each BSAQ Class A Ordinary Share that was issued and outstanding immediately prior to the Effective Time (other than such BSAQ Class A Ordinary Shares that are treasury shares, validly redeemed shares, or BSAQ Dissenting Shares (as defined below)) was converted into the right to receive one VinFast Ordinary Share, and (iii) each issued and outstanding BSAQ Class A Ordinary Share that was held by any person who has validly exercised and not effectively withdrawn or lost their right to dissent from the Merger in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands (“BSAQ Dissenting Share”) was cancelled and carry no right other than the right to receive the payment of the fair value of such BSAQ Dissenting Share determined in accordance with Section 238 of the Companies Act (As Revised) of the Cayman Islands.

On August 11, 2023, VinFast, Black Spade and Continental Stock Transfer & Trust Company (“Continental”) entered into an assignment, assumption and amendment agreement (the “Assignment, Assumption and Amendment Agreement”), pursuant to which, among other things, effective at the consummation of the Business Combination, Black Spade assigns to VinFast all of its rights, interests and obligations under that certain warrant agreement, dated July 15, 2021, by and between Black Spade and Continental. Pursuant to the Business Combination Agreement and the Assignment, Assumption and Amendment Agreement, each issued and outstanding (i) Public Warrant and (ii) warrant sold to Black Spade Sponsor LLC, a limited liability company registered under the laws of the Cayman Islands (“Sponsor”), in a private placement in connection with Black Spade’s initial public offering was exchanged for a corresponding warrant exercisable for one VinFast Ordinary Share (“VinFast Warrant”).

On August 15, 2023, VinFast Ordinary Shares and VinFast Warrants will commence trading on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “VFS” and “VFSWW”, respectively.

The foregoing summary of the material terms of the Business Combination Agreement and Assignment, Assumption and Amendment Agreement are further described in Black Spade’s definitive proxy statement dated July 28, 2023, filed with the Securities and Exchange Commission (“SEC”). The summary of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the text of (i) the Original Business Combination Agreement, which was filed with the SEC as Exhibit 2.1 to Black Spade’s Current Report on Form 8-K filed on May 12, 2023; and (ii) the First Amendment to Business Combination Agreement, which was filed with the SEC as Exhibit 2.1 to Black Spade’s Current Report on Form 8-K filed on June 16, 2023, each of which is incorporated by reference herein. The foregoing description of the Assignment, Assumption and Amendment Agreement does not purport to be complete and is qualified in its entirety by the full text of the Assignment, Assumption and Amendment Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in the Introductory Note above is incorporated into this Item 1.01 by reference.

Registration Rights Agreement

On August 11, 2023, VinFast, Sponsor and certain shareholders of VinFast entered into a registration rights agreement (the “Registration Rights Agreement”) containing customary registration rights for Sponsor and the shareholders of VinFast who are parties thereto.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the full text of the Registration Rights Agreement, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note above is incorporated into this Item 1.02 by reference.

On August 11, 2023, in connection with the consummation of the Business Combination, the following material agreements of Black Spade terminated in accordance with their terms:

(i)

certain Investment Management Trust Agreement, dated as of July 15, 2021, by and between Black Spade and Continental, pursuant to which Continental invested the proceeds of Black Spade’s initial public offering in a trust account; and

(ii)

certain Administrative Services Agreement, dated as of July 15, 2021, between Black Spade and the Sponsor, pursuant to which the Sponsor provided Black Spade with office space, secretarial and administrative services for up to $10,000 per month.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note above is incorporated into this Item 2.01 by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note above is incorporated into this Item 3.01 by reference.

In connection with the consummation of the Business Combination, on August 14, 2023, VinFast notified Nasdaq that the Business Combination had been consummated and that the outstanding BSAQ Class A Ordinary Shares and BSAQ Class B Ordinary Shares and Public Warrants had been converted into VinFast Ordinary Shares and VinFast Warrants, respectively. Black Spade intends to file a Form 25 with the SEC on or about August 21, 2023 to delist BSAQ Class A Ordinary Shares, warrants and units from the NYSE American LLC (“NYSE American”), thereby commencing the process of delisting BSAQ securities from NYSE American and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Black Spade also intends to file a Form 15 with the SEC on or about August 31, 2023 to deregister the BSAQ securities under Section 12(g) of the Exchange Act and suspend Black Spade’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 above and Item 5.01 below is incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 above is incorporated into this Item 5.01 by reference.

As a result of the consummation of the Business Combination, a change in control of Black Spade occurred. Following the consummation of the Business Combination, Black Spade became a wholly owned subsidiary of VinFast, with the securityholders of Black Spade becoming securityholders of VinFast.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note above is incorporated into this Item 5.02 by reference.

Pursuant to the Business Combination Agreement, each of Black Spade’s officers and directors forthwith resigned and ceased to serve as an officer or director of Black Spade with effect upon the Effective Time. These resignations were not a result of any disagreement between Black Spade and its officers and directors on any matter relating to Black Spade’s operations, policies or practices.

Item 7.01	Regulation FD Disclosure

On August 14, 2023, Black Spade and VinFast issued a joint press release announcing the closing of the Business Combination. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The foregoing Exhibit 99.1 is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibits 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

10.1*	Assignment, Assumption and Amendment Agreement, dated as of August 11, 2023, by and among Black Spade, VinFast and Continental.

10.2*	Registration Rights Agreement, dated as of August 11, 2023, by and among VinFast, Sponsor and certain shareholders of VinFast.

99.1	Press Release, dated August 14, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain of the appendices, annexes, exhibits and/or schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Black Spade agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2023

BLACK SPADE ACQUISITION CO

By:	/s/ Nguyen Thi Van Trinh
Name:	Nguyen Thi Van Trinh
Title:	Director